Exhibit 99.1 FOR IMMEDIATE RELEASE PINNACLE AND SYNOVUS NAME BOARD OF DIRECTORS FOR COMBINED COMPANY Eight from Pinnacle and seven from Synovus with six independent directors each NASHVILLE, TN AND COLUMBUS, GA, Dec. 1, 2025 – Pinnacle Financial Partners (Nasdaq/NGS: PNFP) and Synovus Financial Corp. (NYSE: SNV) today announced the anticipated membership of the board of directors of the combined company resulting from their proposed combination, to be named Pinnacle Financial Partners. The combined company board will include eight directors from Pinnacle and seven from Synovus, with six independent directors from each company. Pinnacle’s current President and CEO Terry Turner will serve as non-executive chair, and Synovus director Tim E. Bentsen will serve as lead director. “Both Pinnacle and Synovus have such strong boards, making any combination of directors a winning team,” Turner said. “The deep experience and leadership this group bring to our boardroom in finance and accounting, financial institutions, operations, risk management, commercial real estate and much more will help support Kevin Blair as CEO and keep the firm on its steep growth trajectory. This is a different kind of leadership role for me, but with Rob McCabe and our legacy board of Pinnacle directors joining me, we remain committed to ensuring the success of the company we founded while Kevin leads it into its next phase.” Blair added, “Our board unites bold, strategic leaders who are guided by a shared vision. They honor and preserve the rich histories and proven legacies of both banks, with Terry and Rob continuing to advise with Pinnacle’s founder-driven mindset. Our teams are building on those legacies to create a differentiated, high-growth regional bank, and we’re confident moving forward with this group of leaders behind us.” The board of directors at the combined company are anticipated to be: • M. Terry Turner, Chair (Pinnacle) • Kevin S. Blair, President and CEO (Synovus) • Tim E. Bentsen, Lead Director (Synovus)* • Robert A. McCabe, Jr., Vice Chair (Pinnacle)

• Abney S. Boxley, III (Pinnacle)* • Gregory L. Burns (Pinnacle)* • Pedro Cherry (Synovus)* • Thomas C. Farnsworth III, (Pinnacle)* • David B. Ingram (Pinnacle)* • John H. Irby (Synovus)* • Decosta E. Jenkins (Pinnacle)* • Gregory Montana (Synovus)* • Barry L. Storey (Synovus)* • G. Kennedy Thompson (Pinnacle)* • Teresa White (Synovus)* *Independent director Integration planning continues with teams from Pinnacle and Synovus working toward closing and building a blueprint for bringing the firms together. Shareholders at both firms voted to approve the merger on Nov. 6, and federal and state bank regulatory approvals were received Nov. 25 and 26, respectively. The merger is expected to close on Jan. 1, 2026, subject to the satisfaction of the remaining customary closing conditions. Meet Pinnacle’s Board of Directors M. Terry Turner, Chair Executive Committee Terry Turner has served as director, president and chief executive officer of Pinnacle Financial Partners since its founding in 2000. He began his career at Arthur Andersen & Company as a consultant in Atlanta, GA, and joined one of his clients, Park National Bank in Knoxville, TN, in 1979. When that bank was acquired by First American National Bank in Nashville, TN, Turner served in various executive positions, including President of the General Bank and President of the Investment Services Group. Tim E. Bentsen, Lead Director Corporate Governance and Nominating Committee (chair), Executive Committee, Audit Committee, Compensation and Human Capital Committee

Tim E. Bentsen is a former audit partner and practice leader of KPMG, where he served as an audit partner for numerous banks and other financial services companies and held a variety of leadership roles. He also served on national leadership teams for the financial services and audit practice, as well as on the firm’s national Operations Committee. Previously, Mr. Bentsen served as a member of the board of directors, chair of the audit committee and member of the finance committee of CatchMark Timber Trust, Inc., a public timberland real estate investment company. Kevin S. Blair President and Chief Executive Officer, Executive Committee (chair) Kevin S. Blair is the chairman of the board, chief executive officer and president of Synovus, where he has also served as chief operating officer and chief financial officer. Prior to that time, Mr. Blair served as corporate treasurer of SunTrust Bank, as well as various leadership roles in credit risk management, corporate strategy, finance and line management. He began his banking career at Signet Bank in Richmond, Virginia in 1995. Robert A. McCabe, Jr., Vice Chair Executive Committee Following four years of service in the U.S. Army, Rob McCabe began his banking career in 1976 at Park National Bank as an officer trainee. He then joined First American as an executive vice president of the retail bank. In 1991, First American appointed McCabe as a vice chairman of First American Corporation. In March 1999, he was appointed to manage all banking and non-banking operations, a position he held until First American's merger with AmSouth in October 1999. In 2000, he co-founded and became the chairman of Pinnacle Financial Partners. McCabe has served on six public company boards in his career. Abney S. Boxley, III Audit Committee, Corporate Governance and Nominating Committee Since 2021, Ab Boxley has served as chairman of Boxley Ready Mix and Boxley Family, LLC, as well as a consultant to Summit Materials, Inc., a SEC-registered public construction materials company. He was formerly president and CEO of his family's business, Boxley Materials Company in Virginia, where he joined a laborer in 1975 and became president and CEO in 1988. In addition to Pinnacle, Boxley serves on the boards of Carilion Clinic and RGC Resources, Inc. He was a founding director of Valley Financial Corporation and Valley Bank and served as chairman of both.

Gregory L. Burns Risk Committee (chair), Executive Committee, Compensation and Human Capital Committee Gregory Burns is president of Gregory Burns Consulting Group, LLC and was the founder, president and CEO of NeighborMD Management, LLC, a developer and operator of urgent care centers. He also served as chairman and CEO of O’Charley’s, Inc., then a SEC-registered public restaurant company, where he also served as CFO. Burns serves on the advisory board of the University of Kentucky Gatton School of Business. Pedro Cherry Audit Committee Pedro Cherry is the chairman and CEO of Mississippi Power, overseeing all aspects of operations for the electric utility and subsidiary of Southern Company, a public company and one of the nation’s largest generators of electricity. Prior to taking that position, he served as the president and chief executive officer of Atlanta Gas Light and Chattanooga Gas. Cherry also served in various other leadership positions within the Southern Company family of companies, including chief financial officer - international division, with Southern Energy, Inc. He began his career as an engineering and business analyst for Carolina Power and Light Corp. Thomas C. Farnsworth III Compensation and Human Capital Committee, Corporate Governance and Nominating Committee Thomas Farnsworth has spent his entire career at Farnsworth Investment Company, a real estate development firm where he is the president and owner. He was a director at Magna Bank in Memphis, TN, until its merger with Pinnacle Financial Partners in 2015. David B. Ingram Audit Committee David Ingram is the founder and chairman of DBI Next, LLC. Prior to that, he served in a variety of positions at Ingram Entertainment, Inc., including as its chairman and CEO, at a time when it was the nation’s largest distributor of DVDs and video games. Ingram founded DBI Beverage, Inc., growing it to become California’s second-largest beer distributor before selling it in 2019. He is a former board member at Buy.com, Goldleaf Financial Solutions, Inc. and Ingram Micro, among others. John H. Irby Compensation and Human Capital Committee, Risk Committee

John H. Irby is a commercial real estate investor and attorney with Atlanta-based Wilson Brock & Irby, LLC, specializing in commercial estate transactions, corporate transactions, commercial litigation and general business matters. He is also the managing partner of Tall Pines Properties, LLC, and Equity Resource Partners, LLC, entities engaged in the acquisition, management and redevelopment of commercial real property and timberland in the Southeast. Irby currently serves as a director on a number of boards, including the Georgia Lottery Corporation where he serves as chair, the Georgia Historical Society Endowment Trust and W.C. Bradley Company. Decosta E. Jenkins Audit Committee (chair), Executive Committee, Risk Committee Decosta Jenkins is the former president and CEO of Nashville Electric Service (NES), one of the largest public utilities in the United States. He joined NES in 1991, serving as a senior vice president and CFO before being appointed CEO in 2004. Prior to that, Jenkins spent 11 years at Deloitte working in the audit department for private and public companies. He serves on the boards of Blue Cross Blue Shield of Tennessee, H.G. Hill Realty Company and i3 Verticals, a SEC-registered public company. Jenkins is also a member of the board of trustees at the University of Tennessee in Knoxville. Gregory Montana Audit Committee, Risk Committee Gregory Montana is the former chief risk officer of Fidelity National Information Services, Inc., or FIS. He is a certified Chief Information Security Officer and former board member of the Internet Security Alliance and the Financial Service Information Sharing and Analysis Center (FS-ISAC) Sheltered Harbor Organization. Montana holds a cyber risk oversight certificate from the National Association of Corporate Directors. Prior to his time at FIS, he managed risk in various leadership positions at companies such as Bank of America, PayPal, Lloyds Banking, Deloitte Consulting and JPMorgan Chase Bank. Barry L. Storey Corporate Governance and Nominating Committee Barry L. Storey is the principal of BLS Holdings Group, LLC, a company based in Augusta, GA, that manages a portfolio of retail real estate properties and various alternative assets. Prior to January 2015, he was the founding partner of Hull Storey Gibson Companies, LLC, a retail acquisition and development real estate company founded in 1992. Prior to 1992, Storey worked as a project manager in the Mall Development Division for CBL & Associates Properties, Inc. Currently, he serves as a director on several boards, including Aruna Bio, a privately-owned biomedical company, and the University of Georgia Athletic Association. He is also a trustee for the Georgia Research Alliance. G. Kennedy Thompson Compensation and Human Capital Committee, Risk Committee Kennedy Thompson served for 10 years as a principal of Aquiline Capital Partners, LLC, a New York- based financial services private equity firm. Prior to that, he was president and CEO of Wachovia Corporation. He has served in numerous industry leadership positions, including chairman of The Clearing House, chairman of the Financial Services Roundtable, chairman of the Financial Services Forum and president of the International Monetary Conference. Teresa White Compensation and Human Capital Committee (chair), Executive Committee, Risk Committee Teresa White is president emeritus of Aflac U.S. and previously served as president of Aflac U.S., as well as in various other leadership positions at the company. She serves on the board of Landstar and serves on its nominating and corporate governance committee, audit committee, compensation committee, safety and risk committee and strategic planning committee. She is active in her community, having served on the boards of various nonprofit and professional organizations, including the Georgia Chamber Board of Governors, NeighborWorks Columbus and America’s Health Insurance Plans. About Pinnacle Pinnacle Financial Partners provides a full range of banking, investment, trust, mortgage and insurance products and services designed for businesses and their owners and individuals interested in a comprehensive relationship with their financial institution. The firm is the No. 1 bank in the Nashville- Murfreesboro-Franklin MSA, according to 2025 deposit data from the FDIC. Pinnacle is No. 9 on FORTUNE magazine’s 2025 list of 100 Best Companies to Work For® in the U.S., its ninth consecutive appearance and was recognized by American Banker as one of America’s Best Banks to Work For 12 years in a row and No. 1 among banks with more than $10 billion in assets in 2024. The firm began operations in a single location in downtown Nashville, TN in October 2000 and has since grown to approximately $56.0 billion in assets as of September 30, 2025. As the second- largest bank holding company headquartered in Tennessee, Pinnacle operates in several primarily urban markets across the Southeast.

Additional information concerning Pinnacle, which is included in the Nasdaq Financial-100 Index, can be accessed at www.pnfp.com. About Synovus Financial Corp. Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $60 billion in assets. Synovus provides commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of Sept. 30, 2025, Synovus has 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a Great Place to Work-Certified Company. Learn more about Synovus at synovus.com. Pinnacle Contacts Investors Harold Carpenter Chief Financial Officer harold.carpenter@pnfp.com Media Joe Bass Director of External Relations joe.bass@pnfp.com Synovus Contacts Investors Jennifer H. Demba, CFA Senior Director, Investor Relations jenniferdemba@synovus.com Media Audria Belton Director, External Communications media@synovus.com Forward-Looking Statements This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. You can identify these forward- looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or the combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the amount of the costs, fees, expenses and charges related to the transaction, (5) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (6) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (7) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (8) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (10) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (11) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (12) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities. Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.